UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2015

WESTERN ASSET

INTERMEDIATE-TERM

MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide as high a level of income exempt from regular federal income tax* as is consistent with prudent investing.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate-Term Municipals Fund for the twelve-month reporting period ended March 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 24, 2015

II	Western Asset Intermediate-Term Municipals Fund

Investment commentary

Economic review

The U.S. economy continued to expand, but the pace sharply decelerated during the twelve month period ended March 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that second quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.6%. The economy then gained momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment and government spending. However, fourth quarter 2014 GDP growth was a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its initial estimate for first quarter 2015 GDP growth was 0.2%. Slower growth was attributed to a number of factors, including a deceleration in PCE and downturns in exports, nonresidential fixed investment and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in April 2014, the PMI generally rose over the next several months, reaching a high of 58.1 in August, its best reading since April 2011. Manufacturing activity then decelerated over much of the last seven months of the reporting period and the PMI was 51.5 in March 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 6.2%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.5% in March 2015, equaling its lowest level since May 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, after the reporting period ended, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Western Asset Intermediate-Term Municipals Fund	III

Investment commentary (cont’d)

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 24, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Intermediate-Term Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

We select portfolio holdings primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities,” which include debt obligations issued by any of the fifty states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax. The interest on municipal securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Although the Fund may invest in securities of any maturity, the Fund normally maintains an average effective maturity of between three and ten years. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, securities we determine to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds, commonly referred to as “junk bonds.” Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market or to be used as a hedging technique — to the extent consistent with its 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of volatility and produced mixed results versus equal-duration Treasuries over the twelve months ended March 31, 2015. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and numerous geopolitical issues. However, these factors were overshadowed at times by solid demand from investors looking to generate incremental yield.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended March 31, 2015. Two-year Treasury yields rose from

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	1

Fund overview (cont’d)

0.44% at the beginning of the period to 0.56% at the end of the period. Their peak of 0.73% occurred on several occasions in December 2014 and again on March 6, 2015, and they were as low as 0.34% on October 15, 2014. Ten-year Treasury yields were 2.73% at the beginning of the period and reached a low of 1.68% at the end of January and early February 2015. Their peak of 2.82% occurred on April 2, 2014 and they ended the reporting period at 1.94%.

The municipal bond market outperformed its taxable bond counterpart during the twelve month reporting period. Over that time, the Barclays Municipal Bond Index (the “Index”)iii and the Barclays U.S. Aggregate Indexiv returned 6.62% and 5.72%, respectively. The overall creditworthiness of the municipal bond market has improved as the U.S. economy continues its pace of expansion, resulting in a better labor market and higher confidence levels. The municipal bond market generated positive results during the first ten months covered by this report. This was due to a number of factors, including improving municipal fundamentals, declining yields and generally robust demand. As was the case for the taxable fixed income market, the municipal bond market posted a negative return in February 2015, as yields moved higher during the month. However, this was a temporary setback, as the municipal market again produced a positive return in March 2015.

Q. How did we respond to these changing market conditions?

A. There were several changes to the Fund during the reporting period. We reduced the Fund’s overall risk exposure into market strength by modestly paring its duration. The Fund employed the use of short U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from performance.

Performance review

For the twelve months ended March 31, 2015, Class A shares of Western Asset Intermediate-Term Municipals Fund, excluding sales charges, returned 5.37%. The Fund’s unmanaged benchmark, the Barclays 1-15 Year Municipal Bond Indexv, returned 4.89% for the same period. The Lipper Intermediate Municipal Debt Funds Category Average1 returned 4.24% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate-Term Municipals Fund:
Class A	1.83%	5.37%
Class C	1.54%	4.77%
Class I	1.75%	5.37%
Barclays 1-15 Year Municipal Bond Index	1.75%	4.89%
Lipper Intermediate Municipal Debt Funds Category Average[1]	1.17%	4.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 223 funds for the six-month period and among the 219 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2015 for Class A, Class C and Class I shares were 2.18%, 1.67% and 2.38%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 2.36%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2014, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.75%, 1.33% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.60% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its sector positioning. In particular, overweights and security selection in Industrial Revenue and Health Care were additive for results given their outperformance versus the Index. Security selection in the Water & Sewer sector was also rewarded, as were underweights to State and Local General Obligation bonds, as well as Pre-Refunded securities.

Elsewhere, the Fund’s quality biases contributed to results. In particular, having an overweight to municipal securities rated A and below, along with an underweight to securities rated AA and higher, benefited results as lower rated municipal bonds outperformed their higher rated counterparts over the twelve month period.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was the Fund’s duration positioning. Having a duration that was slightly shorter than that of the benchmark was a drag on results as rates generally declined during the reporting period. Security selection of State General Obligation bonds was also negative for performance.

Thank you for your investment in Western Asset Intermediate-Term Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 14, 2015

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Barclays 1–15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

4	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2015 and March 31, 2014 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.83%	$1,000.00	$1,018.30	0.74%	$3.72	Class A	5.00%	$1,000.00	$1,021.24	0.74%	$3.73
Class C	1.54	1,000.00	1,015.40	1.32	6.63	Class C	5.00	1,000.00	1,018.35	1.32	6.64
Class I	1.75	1,000.00	1,017.50	0.60	3.02	Class I	5.00	1,000.00	1,021.94	0.60	3.02

6	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

[1]	For the six months ended March 31, 2015.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/15	5.37%	4.77%	5.37%
Five Years Ended 3/31/15	4.21	3.60	4.34
Ten Years Ended 3/31/15	4.22	3.60	N/A
Inception* through 3/31/15	—	—	4.51

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/15	2.99%	4.77%	5.37%
Five Years Ended 3/31/15	3.73	3.60	4.34
Ten Years Ended 3/31/15	3.98	3.60	N/A
Inception* through 3/31/15	—	—	4.51

Cumulative total returns
Without sales charges[1]
Class A (3/31/05 through 3/31/15)	51.22%
Class C (3/31/05 through 3/31/15)	42.40
Class I (Inception date of 9/28/07 through 3/31/15)	39.30

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are November 28, 1988, December 19, 2001 and September 28, 2007, respectively.

8	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Historical performance

Value of $10,000 invested

Class A Shares of Western Asset Intermediate-Term Municipals Fund vs. Barclays 1-15 Year Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Category Average† — March 2005 - March 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Intermediate-Term Municipals Fund on March 31, 2005, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Barclays 1-15 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Category Average. The Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	9

Spread duration (unaudited)

Economic exposure — March 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays 1-15 Year Municipal Bond Index
WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

10	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays 1-15 Year Municipal Bond Index
WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	11

Schedule of investments

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.0%
Alabama — 0.3%
Clarke & Mobile County, AL, Gas District, Gas Revenue, AMBAC	5.250%	1/1/24	$1,935,000	$1,950,828	(a)
Jefferson County, AL, Sewer Revenue	5.000%	10/1/22	2,000,000	2,249,540
Jefferson County, AL, Sewer Revenue, Warrants	5.000%	10/1/23	4,000,000	4,512,800
Total Alabama				8,713,168
Arizona — 0.2%
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, Junior Lien	5.000%	7/1/27	4,000,000	4,871,600
California — 14.6%
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/28	1,100,000	1,302,455
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/29	1,255,000	1,477,148
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/30	1,700,000	1,987,538
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/31	1,850,000	2,151,661
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	0.720%	10/1/19	10,000,000	10,163,700	(b)(c)
San Francisco Bay Area	0.920%	5/1/23	37,000,000	37,352,610	(b)(c)
San Francisco Bay Area	1.120%	4/1/24	10,000,000	10,222,900	(b)(c)
California Health Facilities Financing Authority Revenue, Stanford Hospital	5.000%	11/15/25	27,465,000	32,123,613
California State Economic Recovery, GO	5.000%	7/1/20	35,000,000	40,708,150	(a)(d)
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	8,190,000	9,243,398	(e)(f)
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	3,665,000	3,861,187	(f)
California State Public Works Board, Lease Revenue:
Department of Corrections	5.250%	9/1/16	4,245,000	4,261,768
Various Capital Project	5.250%	10/1/25	4,000,000	4,815,080
Various Capital Project	5.250%	10/1/26	4,385,000	5,263,666
Various Capital Project	5.000%	10/1/27	5,180,000	6,080,698
California Statewide CDA Revenue, John Muir Health	5.000%	7/1/29	6,660,000	7,503,689
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.600%	1/15/36	9,000,000	9,146,610
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.250%	11/15/23	3,975,000	4,656,116
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	7,250,000	8,191,195
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	19,900,000	24,939,277
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/27	10,000,000	11,666,900
Northern, CA, Power Agency Revenue	5.000%	7/1/21	1,575,000	1,814,857

See Notes to Financial Statements.

12	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Northern, CA, Power Agency Revenue:
Lodi Energy Center	5.000%	6/1/19	$2,000,000	$2,276,100
Lodi Energy Center	5.000%	6/1/20	2,000,000	2,299,140
Lodi Energy Center	5.000%	6/1/25	15,805,000	18,520,141
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	11,154,100
River Islands, CA, Public Financing Authority Special Tax:
Community Facilities District No. 2003-1	5.000%	9/1/27	750,000	764,063
Community Facilities District No. 2003-1	5.250%	9/1/34	5,570,000	5,711,088
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/26	4,700,000	5,828,799
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/18	800,000	892,104
Procter & Gamble Project	5.000%	7/1/19	900,000	1,024,668
Procter & Gamble Project	5.250%	7/1/20	1,250,000	1,466,225
Procter & Gamble Project	5.250%	7/1/21	1,000,000	1,191,150
San Bernardino County, CA, COP:
Arrowhead Project	5.500%	8/1/21	11,855,000	13,705,210
Arrowhead Project	5.000%	8/1/22	8,755,000	9,904,532
Arrowhead Project	5.125%	8/1/24	10,000,000	11,373,700
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	42,250,000	47,840,942
Southern California Public Power Authority, Natural Gas Project Revenue, Project Number 1	5.250%	11/1/26	2,000,000	2,400,460
Total California				375,286,638
Colorado — 3.1%
Colorado Health Facilities Authority Revenue:
Sisters of Charity Leavenworth Health System Inc.	5.250%	1/1/25	12,735,000	14,780,623
Sisters of Charity Leavenworth Health System Inc.	5.000%	1/1/30	13,500,000	15,245,685
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	7,105,000	8,196,825
E-470 Public Highway Authority Revenue, CO	5.375%	9/1/26	3,000,000	3,470,100
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	14,210,000	17,547,077
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.250%	11/15/28	8,000,000	10,326,000
Regional Transportation District, CO, COP	5.000%	6/1/25	10,000,000	11,405,900
Total Colorado				80,972,210
Connecticut — 0.6%
Connecticut State, GO	0.670%	9/15/17	7,000,000	7,046,970	(b)(c)
Connecticut State, GO	0.790%	9/15/18	3,000,000	3,028,560	(b)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	13

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Connecticut State, GO	0.940%	9/15/19	$4,000,000	$4,022,560	(b)
Total Connecticut				14,098,090
Florida — 7.6%
Broward County, FL, Airport System Revenue	5.000%	10/1/24	3,000,000	3,435,030
Broward County, FL, Airport System Revenue	5.375%	10/1/29	12,000,000	13,827,360
Broward County, FL, School Board, COP	5.000%	7/1/27	4,000,000	4,778,880
Broward County, FL, School Board, COP	5.000%	7/1/28	5,500,000	6,501,055
Broward County, FL, School Board, COP	5.000%	7/1/30	5,000,000	5,818,600
Citizens Property Insurance Corp., FL	5.000%	6/1/16	25,000,000	26,336,750
Citizens Property Insurance Corp., FL	5.375%	6/1/16	20,000,000	21,156,200
Citizens Property Insurance Corp., FL	5.250%	6/1/17	5,000,000	5,465,550
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/22	1,860,000	2,072,989
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Obligated Group	7.000%	6/1/35	1,000,000	1,035,140	(f)
Florida State Municipal Loan Council Revenue, NATL	5.250%	11/1/16	265,000	265,967
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/25	4,750,000	5,667,937
Lee County, FL, Airport Revenue:
Assured Guaranty	5.000%	10/1/21	12,245,000	13,821,176	(e)
Assured Guaranty	5.000%	10/1/22	8,000,000	9,029,760	(e)
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.500%	10/1/27	3,000,000	3,369,960	(e)
Miami International Airport	5.000%	10/1/29	5,000,000	5,682,000
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/24	3,000,000	3,609,540
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/25	3,730,000	4,443,810
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/26	1,700,000	2,007,003
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/27	2,350,000	2,747,244
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/28	1,000,000	1,159,380
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/30	2,500,000	2,868,025
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/31	2,750,000	3,140,610
Miami-Dade County, FL, Expressway Authority Toll System Revenue, Assured Guaranty	3.000%	7/1/16	1,205,000	1,241,560
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	8,000,000	8,986,800

See Notes to Financial Statements.

14	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.250%	10/1/21	$6,935,000	$8,012,214
Orlando Health Inc.	5.250%	10/1/22	7,095,000	8,197,066
Orlando Health Inc.	5.125%	10/1/26	4,050,000	4,640,206
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/24	3,500,000	4,069,205
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/25	3,350,000	3,890,020
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/27	1,155,000	1,334,418
South Broward, FL, Hospital District Revenue	5.000%	5/1/28	5,920,000	6,520,170
Sterling Hill, FL, Community Development District	5.500%	11/1/10	610,000	384,300	(g)
Total Florida				195,515,925
Georgia — 2.6%
Atlanta & Fulton County, GA, Recreational Authority Revenue:
Zoo	5.000%	12/1/19	1,770,000	1,969,302
Zoo	5.000%	12/1/20	1,860,000	2,068,915
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	5,465,000	6,627,296	(a)
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/24	15,885,000	19,263,422	(a)
Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp.	7.000%	1/1/23	5,000,000	5,664,200
De Kalb County, GA, Water & Sewer Revenue	5.250%	10/1/26	2,500,000	3,007,725
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	6,000,000	6,963,780
Georgia State Higher EFA Revenue, USG Real Estate Foundation II LLC Project	5.375%	6/15/29	3,000,000	3,442,380
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/18	5,000,000	5,495,500
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.250%	9/15/19	1,500,000	1,728,675
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/21	7,110,000	8,095,375
Private Colleges & Universities Authority, GA, Revenue, Savannah College of Art & Design Inc. Project	5.000%	4/1/28	2,000,000	2,236,320
Savannah, GA, Downtown Authority Revenue, Refunding, Chatham County Project, NATL	5.000%	1/1/19	660,000	682,539
Total Georgia				67,245,429
Illinois — 4.1%
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago:
Green Bond	5.000%	12/1/25	1,235,000	1,510,158
Green Bond	5.000%	12/1/26	1,275,000	1,546,830
Green Bond	5.000%	12/1/27	1,360,000	1,634,434
Green Bond	5.000%	12/1/28	1,425,000	1,696,477
Green Bond	5.000%	12/1/30	1,575,000	1,851,680

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	15

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Green Bond	5.000%	12/1/31	$1,650,000	$1,930,764
Green Bond	5.000%	12/1/32	1,735,000	2,022,299
Green Bond	5.000%	12/1/33	1,820,000	2,114,749
Green Bond	5.000%	12/1/34	1,910,000	2,217,586
Chicago, IL, O’Hare International Airport Revenue	5.250%	1/1/19	5,625,000	6,376,950	(e)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/22	4,000,000	4,629,200
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/30	1,635,000	1,844,558
Second Lien	5.000%	1/1/31	1,500,000	1,678,950
Second Lien	5.000%	1/1/32	1,000,000	1,115,290
Second Lien	5.000%	1/1/33	1,035,000	1,151,024
Chicago, IL, Waterworks Revenue:
Second Lien Project	5.000%	11/1/30	1,785,000	2,035,560
Second Lien Project	5.000%	11/1/31	2,000,000	2,271,920
Second Lien Project	5.000%	11/1/33	1,500,000	1,690,830
Second Lien Project	5.000%	11/1/34	1,000,000	1,123,750
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	720,000	753,149	(h)
Illinois Finance Authority Revenue:
AGM	5.250%	1/1/22	2,000,000	2,227,680
Edward Hospital, AMBAC	6.000%	2/1/28	1,000,000	1,122,920
Memorial Health System	5.250%	4/1/29	11,000,000	12,447,270
Rush University Medical Center	6.375%	11/1/29	3,000,000	3,613,350	(a)
Illinois State Sports Facilities Authority Revenue:
State Tax Supported	5.250%	6/15/30	5,000,000	5,721,000
State Tax Supported, AGM	5.250%	6/15/31	8,000,000	9,092,720
State Tax Supported, AGM	5.250%	6/15/32	9,500,000	10,757,610
Illinois State Unemployment Insurance Fund, Building Receipts Revenue	5.000%	6/15/18	5,000,000	5,378,600
Illinois State Unemployment Insurance Fund, Building Receipts Revenue	5.000%	12/15/18	4,000,000	4,214,080
Illinois State Unemployment Insurance Fund, Building Receipts Revenue	5.000%	6/15/19	4,000,000	4,037,800
Illinois State Unemployment Insurance Fund, Building Receipts Revenue	5.000%	12/15/19	1,500,000	1,514,175
University of Illinois:
COPS	5.000%	3/15/25	1,250,000	1,502,538
COPS	5.000%	3/15/26	1,800,000	2,120,922
Total Illinois				104,946,823

See Notes to Financial Statements.

16	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — 3.0%
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.375%	1/1/25	$4,000,000	$4,579,560
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/26	5,480,000	6,298,876
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/27	3,460,000	3,972,945
Indiana State Finance Authority Revenue, Trinity Health Credit Group	5.000%	12/1/28	5,000,000	5,770,000
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	12,000,000	13,432,560
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	19,625,000	22,033,380
Jasper County, IN, PCR:
Northern Indiana Public Service, AMBAC	5.700%	7/1/17	5,000,000	5,479,150
Northern Indiana Public Service, NATL	5.850%	4/1/19	3,000,000	3,451,260
North Manchester, IN, EDR:
Peabody Retirement Community Project	1.000%	12/1/45	888,581	17,772	(i)
Peabody Retirement Community Project	6.050%	12/1/45	1,038,384	522,151	(b)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	5.875%	1/1/24	1,500,000	1,740,525	(e)
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	5.250%	1/1/21	8,000,000	9,370,880
Total Indiana				76,669,059
Iowa — 2.3%
Iowa Finance Authority Health Care Facilities Revenue:
Genesis Health Systems	5.000%	7/1/18	2,775,000	3,096,345
Genesis Health Systems	5.000%	7/1/19	4,075,000	4,632,256
Genesis Health Systems	5.000%	7/1/20	2,500,000	2,881,000
Genesis Health Systems	5.000%	7/1/21	4,170,000	4,862,095
Iowa Finance Authority Health Facilities Revenue:
Central Iowa Health System, Assured Guaranty	5.000%	2/15/17	1,600,000	1,729,280
Central Iowa Health System, Assured Guaranty	5.000%	2/15/18	1,350,000	1,497,353
Central Iowa Health System, Assured Guaranty	5.000%	2/15/19	1,000,000	1,135,430
Iowa Health System, Assured Guaranty	5.000%	8/15/17	1,000,000	1,095,290
Iowa Health System, Assured Guaranty	5.000%	8/15/18	1,350,000	1,515,901
Iowa Health System, Assured Guaranty	5.000%	8/15/19	1,150,000	1,318,441
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	14,525,000	15,766,161
Iowa Fertilizer Co. Project	5.250%	12/1/25	17,290,000	19,382,090
Total Iowa				58,911,642

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	17

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Kansas — 0.1%
Kansas State Development Finance Authority Revenue, Sisters Leavenworth	5.250%	1/1/25	$3,000,000	$3,481,890
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health System Inc.	5.250%	6/1/23	1,835,000	2,087,386
Kentucky State Economic Development Finance Authority Revenue, Catholic Health Initiatives	2.700%	11/10/21	11,000,000	11,126,280	(b)(c)
Total Kentucky				13,213,666
Louisiana — 0.7%
East Baton Rouge, LA, Parish Park & Recreation District, GO, AGM	5.000%	5/1/20	500,000	501,900	(a)
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	5.625%	6/1/21	1,830,000	2,073,097
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	5.875%	6/1/23	4,435,000	5,049,469
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	10,000,000	10,936,500	(b)(c)
Total Louisiana				18,560,966
Maryland — 0.9%
Anne Arundel County, MD, GO, Consolidated Solid Waste Project	5.300%	2/1/17	450,000	451,575	(e)
Maryland State EDC, EDR:
Term Project	5.375%	6/1/25	5,055,000	5,546,295
Transportation Facilities Project	5.125%	6/1/20	5,000,000	5,456,850
Transportation Facilities Project	5.375%	6/1/25	7,500,000	8,228,925
Maryland State Health & Higher EFA Revenue, Washington County Hospital	6.000%	1/1/28	4,000,000	4,400,240
Total Maryland				24,083,885
Massachusetts — 1.1%
Massachusetts State HEFA Revenue:
Cape Cod Healthcare Obligation Inc., AGM	6.000%	11/15/28	1,500,000	1,778,595
Caregroup Inc.	5.375%	7/1/23	3,500,000	3,956,365
Caregroup Inc.	5.375%	7/1/24	5,500,000	6,209,665
Caregroup Inc.	5.375%	7/1/25	3,570,000	4,025,782
UMass Memorial Health Care Inc.	5.000%	7/1/20	2,500,000	2,779,325
UMass Memorial Medical Center Inc.	5.000%	7/1/19	1,500,000	1,662,195
Massachusetts State, GO, Consolidated Loan	0.450%	1/1/18	8,500,000	8,510,625	(b)
Total Massachusetts				28,922,552

See Notes to Financial Statements.

18	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 7.5%
Detroit, MI, GO:
District State Aid	5.250%	11/1/24	$5,000,000	$5,747,100
District State Aid	5.000%	11/1/30	22,325,000	24,029,067
Michigan Finance Authority, Trinity Health Corp.	5.000%	12/1/27	4,500,000	5,216,445
Michigan State Building Authority Revenue, Facilities Program, AGM	5.000%	10/15/26	5,000,000	5,700,500
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.250%	7/1/29	7,780,000	8,214,902	(f)
Michigan State Finance Authority Revenue:
Detroit School District	5.500%	6/1/21	15,000,000	17,172,600
Detroit School District, Q-SBLF	5.000%	5/1/23	2,000,000	2,366,840
Detroit School District, Q-SBLF	5.000%	5/1/24	2,000,000	2,380,520
Detroit School District, Q-SBLF	5.000%	5/1/25	1,500,000	1,795,275
Local Government Loan Program, Detroit Water & Sewer	5.000%	7/1/24	11,500,000	13,609,330
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/28	3,660,000	4,192,896
Michigan State Hospital Finance Authority Revenue:
McLaren Health Care Corp.	5.625%	5/15/28	23,690,000	26,685,127	(a)
Refunding, Hospital, Sparrow Obligated	5.000%	11/15/19	1,000,000	1,103,590
Michigan State Strategic Fund Ltd. Obligation Revenue:
Detroit Edison	5.500%	8/1/16	5,000,000	5,282,300	(b)(c)
Events Center Project	4.125%	1/1/19	10,000,000	10,183,500	(b)(c)
Michigan Senate Offices Project	5.000%	10/15/28	1,190,000	1,403,438
Michigan Senate Offices Project	5.000%	10/15/31	1,640,000	1,900,416
Michigan Senate Offices Project	5.000%	10/15/33	1,985,000	2,273,480
Michigan Senate Offices Project	5.000%	10/15/35	1,000,000	1,138,660
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.000%	9/1/29	2,000,000	2,470,600	(a)
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/16	7,865,000	8,368,439	(e)
Detroit Metropolitan Airport	5.000%	12/1/17	21,250,000	23,276,187	(e)
Detroit Metropolitan Airport	5.000%	12/1/18	17,000,000	18,893,120	(e)
Total Michigan				193,404,332
Minnesota — 0.6%
Minnesota Agricultural & Economic Development Board Revenue, Essentia Healthcare, AGM	5.000%	2/15/30	5,725,000	6,299,618
St. Cloud, MN, Health Care Revenue, Centracare Health System	5.000%	5/1/25	10,000,000	10,037,600	(a)
Total Minnesota				16,337,218

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	19

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 0.9%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.750%	8/1/28	$9,080,000	$10,299,353
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.250%	1/1/19	4,485,000	5,041,095
Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution State Revolving Funds Programs	5.250%	1/1/16	1,500,000	1,506,030
Missouri State Health & EFA Revenue, St. Lukes Episcopal	5.000%	12/1/20	5,070,000	5,435,497
Total Missouri				22,281,975
Nevada — 0.7%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	13,000,000	14,621,750
Reno, NV, Hospital Revenue:
Renown Regional Medical Center Project	5.000%	6/1/15	1,000,000	1,007,590
Renown Regional Medical Center Project	5.000%	6/1/16	1,000,000	1,039,880
Renown Regional Medical Center Project	5.000%	6/1/17	2,190,000	2,365,507
Total Nevada				19,034,727
New Jersey — 4.9%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue:
AGM	5.000%	11/1/26	1,000,000	1,149,230
AGM	5.000%	11/1/27	1,500,000	1,705,260
AGM	5.000%	11/1/29	1,500,000	1,676,535
AGM	5.000%	11/1/31	1,000,000	1,107,410
New Jersey EDA, Water Facilities Revenue:
New Jersey American Water Co.	5.100%	6/1/23	6,075,000	6,879,208	(e)
New Jersey American Water Co.	4.700%	12/1/25	8,000,000	8,650,960	(e)
New Jersey Health Care Facilities Financing Authority Revenue:
Atlanticare Regional Medical Center	5.000%	7/1/15	1,840,000	1,860,424
Atlanticare Regional Medical Center	5.000%	7/1/16	1,350,000	1,419,876
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	13,610,000	14,328,880	(e)
School Facilities Construction	1.620%	3/1/28	20,000,000	19,513,400	(b)
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	3,000,000	3,717,930	(a)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	19,255,000	21,312,782
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.250%	5/1/23	1,070,000	1,073,606
New Jersey State Transportation Trust Fund Authority	5.250%	6/15/24	7,000,000	7,829,080
New Jersey State Turnpike Authority Revenue	0.500%	1/1/17	10,000,000	10,008,400	(b)

See Notes to Financial Statements.

20	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Turnpike Authority Revenue	0.640%	1/1/17	$20,000,000	$20,081,200	(b)(c)
Passaic Valley, NJ, Sewage Commissioners Sewer System, AMBAC	5.625%	12/1/17	3,095,000	3,106,916
Total New Jersey				125,421,097
New Mexico — 1.3%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/21	1,100,000	1,328,349
Farmington, NM, PCR, Arizona Public Service Co.	4.700%	9/1/24	27,000,000	29,985,120
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/20	1,490,000	1,571,771
Total New Mexico				32,885,240
New York — 5.9%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.000%	7/15/30	33,640,000	39,462,411
MTA, NY, Revenue	5.250%	11/15/22	6,000,000	7,101,000
MTA, NY, Revenue	5.250%	11/15/24	22,995,000	27,120,303
MTA, NY, Revenue	5.000%	11/15/25	5,000,000	5,874,400
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue:
Amsterdam At Harborside	5.875%	1/1/23	1,136,250	1,148,078
Amsterdam At Harborside	2.000%	1/1/49	406,193	32,496
New York City, NY, Industrial Development Agency Revenue, Queens Baseball Stadium, Pilot, AMBAC	5.000%	1/1/19	1,500,000	1,597,815
New York City, NY, TFA, Building Aid Revenue:
Fiscal 2015	5.000%	7/15/29	2,500,000	2,972,450
Fiscal 2015	5.000%	7/15/30	4,000,000	4,725,840
New York State Dormitory Authority Revenue:
Municipal Health Facility	5.000%	1/15/25	9,150,000	10,072,320
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.000%	5/1/21	2,500,000	2,828,925
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose	5.000%	2/15/25	10,000,000	12,190,100
New York State Liberty Development Corp., Liberty Revenue, 3 World Trade Center Project	5.150%	11/15/34	2,500,000	2,748,500	(f)
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations	5.000%	5/1/19	7,000,000	7,984,410
New York State Thruway Authority, State Personal Income Tax Revenue, Transportation	5.000%	3/15/26	1,800,000	2,158,470
Port Authority of New York & New Jersey Revenue	5.000%	9/1/27	5,000,000	5,886,300	(e)
Port Authority of New York & New Jersey Revenue	5.000%	9/1/28	5,000,000	5,836,850	(e)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	21

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	5.000%	12/1/20	$4,000,000	$4,604,480
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnical Institute	5.000%	9/1/30	3,000,000	3,378,930
Utility Debt Securitization Authority, NY, Revenue, Restructuring	5.000%	12/15/27	3,000,000	3,637,350
Total New York				151,361,428
North Carolina — 1.7%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare	5.000%	1/15/26	2,000,000	2,248,620
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	25,250,000	28,475,435
North Carolina Turnpike Authority, Triangle Expressway System Revenue:
Assured Guaranty	5.250%	1/1/25	7,000,000	7,835,380
Assured Guaranty	5.375%	1/1/26	4,590,000	5,151,357
Total North Carolina				43,710,792
Ohio — 2.7%
Jackson, OH, Local School District, Stark & Summit Counties, AGM	5.000%	12/1/18	1,240,000	1,248,023
Ohio State Air Quality Development Authority Revenue:
FirstEnergy Generation Corp.	5.625%	6/1/18	20,000,000	22,132,800
FirstEnergy Generation Corp.	5.700%	8/1/20	9,000,000	10,331,100
FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	7,500,000	7,885,875	(b)(c)
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	26,650,000	26,818,161	(b)(c)
Total Ohio				68,415,959
Oregon — 0.6%
Lane & Douglas Counties, OR, School District # 28J Fern Ridge, GO:
Convertible Deferred Interest, School Board Guaranty	0.000%	6/15/30	3,170,000	3,588,060	(b)
Convertible Deferred Interest, School Board Guaranty	0.000%	6/15/36	2,000,000	2,218,360	(b)
Oregon State Department of Administrative Services, COP	5.000%	5/1/29	2,250,000	2,544,142
Oregon State Facilities Authority Revenue, Legacy Health System Project	5.250%	5/1/20	5,000,000	5,881,250
Total Oregon				14,231,812
Pennsylvania — 3.3%
Berks County, PA, Municipal Authority Revenue, Reading Hospital Medical Center	1.520%	7/1/22	7,500,000	7,699,575	(b)(c)
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.000%	6/1/25	11,000,000	12,471,030

See Notes to Financial Statements.

22	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Montgomery County, PA, IDA Revenue:
New Regional Medical Center Project, FHA	5.000%	8/1/24	$5,755,000	$6,708,719
New Regional Medical Center Project, FHA	5.750%	8/1/30	2,990,000	3,039,006
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply LLC	3.000%	9/1/15	20,000,000	20,129,600	(b)(c)
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.375%	1/1/17	2,385,000	2,499,552
Pennsylvania State Higher EFA Revenue, University of Pittsburgh Medical Center	5.000%	5/15/31	9,200,000	10,378,152
Pennsylvania State Turnpike Commission Revenue	1.000%	12/1/21	11,000,000	11,045,430	(b)
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/31	6,750,000	7,660,507
Philadelphia, PA, School District, GO	5.000%	9/1/28	2,285,000	2,606,294	(j)
Total Pennsylvania				84,237,865
Puerto Rico — 0.7%
Puerto Rico Commonwealth, GO, Public Improvement	5.250%	7/1/23	21,315,000	15,364,918
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/22	4,000,000	3,480,720
Total Puerto Rico				18,845,638
Rhode Island — 0.0%
Providence, RI, Public Building Authority, General Revenue, NATL	5.375%	12/15/21	230,000	230,481
Woonsocket, RI, GO, FGIC	5.375%	10/1/20	335,000	335,171
Total Rhode Island				565,652
South Carolina — 0.4%
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/29	3,500,000	4,075,715	(j)
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/30	2,250,000	2,611,575	(j)
South Carolina Jobs, EDA, Hospital Revenue, Anmed Health	5.000%	2/1/22	2,355,000	2,648,292
Total South Carolina				9,335,582
Tennessee — 4.7%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/17	2,000,000	2,192,320
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/19	2,960,000	3,342,728	(e)
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/20	6,390,000	7,329,458	(e)
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/21	4,795,000	5,513,818	(e)
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/19	8,260,000	9,470,668
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	31,000,000	35,814,920
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	15,000,000	17,687,400
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/24	25,000,000	29,041,000

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	23

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — continued
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	$6,885,000	$8,140,618
Tennessee Housing Development Agency	5.000%	7/1/23	2,145,000	2,237,492	(e)
Total Tennessee				120,770,422
Texas — 11.8%
Austin, TX, Airport Systems Revenue	5.000%	11/15/26	1,000,000	1,191,760	(e)
Austin, TX, Airport Systems Revenue	5.000%	11/15/28	1,500,000	1,753,050	(e)
Austin, TX, Airport Systems Revenue	5.000%	11/15/29	3,000,000	3,478,890	(e)
Austin, TX, Airport Systems Revenue	5.000%	11/15/30	2,730,000	3,146,134	(e)
Galveston, TX, Wharves & Terminal Revenue	5.000%	2/1/22	2,055,000	2,292,948
Galveston, TX, Wharves & Terminal Revenue	5.000%	2/1/26	2,000,000	2,185,480
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	3,000,000	3,166,530	(e)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Memorial Hermann Healthcare System	0.620%	6/1/18	1,000,000	1,005,230	(b)
Memorial Hermann Healthcare System	0.720%	6/1/19	2,250,000	2,267,055	(b)
Memorial Hermann Healthcare System	0.770%	6/1/20	2,000,000	2,012,640	(b)
Memorial Hermann Healthcare System	0.850%	6/1/21	3,710,000	3,733,225	(b)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.375%	11/15/28	11,000,000	12,478,290
Harris County, TX, GO, Capital Appreciation, Refunding, Permanent Improvement, NATL	0.000%	10/1/17	1,000,000	975,670
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, AGM	5.000%	11/15/25	9,000,000	10,776,330
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue, Deer Park Refining Project	4.700%	5/1/18	46,250,000	48,875,150
Harris County, TX, Revenue, Toll Road	0.610%	8/15/15	30,000,000	30,007,200	(b)(c)
Houston, TX, Airport Systems Revenue:
Senior Lien	5.000%	7/1/26	8,215,000	9,141,406
Senior Lien	5.125%	7/1/27	11,180,000	12,443,452
Houston, TX, Utility System Revenue:
Combined First Lien	5.000%	5/15/27	5,000,000	6,031,400
Combined First Lien	5.000%	5/15/28	5,000,000	5,977,250
Limestone County, TX, Public Facility Corp. Revenue, County Jail Project	5.000%	11/1/19	2,030,000	2,073,077
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/20	3,700,000	4,270,355	(e)
Southwest Airlines Co. Project	5.000%	11/1/21	8,780,000	10,248,455	(e)
Southwest Airlines Co. Project	5.000%	11/1/22	2,205,000	2,583,356	(e)

See Notes to Financial Statements.

24	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
North Forest, TX, ISD, ACA	6.500%	8/15/17	$1,230,000	$1,390,970
North Texas Tollway Authority Revenue:
NATL	5.125%	1/1/28	18,000,000	19,691,460
System Second Tier	5.000%	1/1/31	4,000,000	4,551,760
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.500%	8/1/21	2,000,000	2,346,520
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	13,000,000	14,292,200
Tarrant County, TX, Health Facilities Development Corp., Health System Revenue, Original Issue Discount, FGIC	5.000%	9/1/15	320,000	326,415	(h)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	5,760,000	6,206,573
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	4,108,476
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	24,270,000	30,073,200
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/18	4,000,000	4,488,160
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/19	5,000,000	5,696,050
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/20	5,750,000	6,621,182
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/31	10,000,000	11,239,700
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/32	10,000,000	11,205,700
Total Texas				304,352,699
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	5.000%	10/1/25	3,560,000	3,991,935
Matching Fund Loan	6.625%	10/1/29	5,000,000	5,848,450
Total U.S. Virgin Islands				9,840,385
Utah — 0.0%
Provo, UT, Electric Revenue	10.125%	4/1/15	140,000	140,000	(h)
Provo, UT, Electric Revenue, NATL	10.125%	4/1/15	150,000	150,000	(h)
Total Utah				290,000
Vermont — 0.5%
Vermont State Student Assistance Corp., Education Loan Revenue, Vermont Student Assistance Corporation	1.761%	6/1/22	13,498,442	13,536,103	(b)(e)
Virginia — 1.0%
Pittsylvania County, VA, GO	5.600%	2/1/25	1,330,000	1,537,546

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	25

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Virginia State Resources Authority Infrastructure Revenue:
Senior, Pooled Financing Program	5.000%	11/1/19	$690,000	$764,348	(a)
Senior, Pooled Financing Program	5.000%	11/1/19	485,000	538,049
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/24	1,760,000	1,976,621	(e)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/24	2,900,000	3,272,998	(e)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/25	3,875,000	4,317,331	(e)
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/26	3,290,000	3,640,911	(e)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/26	4,700,000	5,201,302	(e)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.250%	7/1/19	4,195,000	4,709,685
Total Virginia				25,958,791
Washington — 0.9%
King County, WA, Public Hospital District, GO	5.250%	12/1/28	6,725,000	7,485,396
Port of Seattle, WA, Revenue	5.000%	9/1/24	2,300,000	2,684,583	(e)
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	6.750%	7/1/29	7,080,000	8,259,386
Multicare Health System	5.750%	8/15/29	3,000,000	3,507,810
Total Washington				21,937,175
West Virginia — 0.8%
West Virginia Higher Education Policy Commission Revenue, Higher Education Facilities	5.000%	4/1/26	6,440,000	7,470,207
West Virginia State Hospital Finance Authority Revenue, AGM	5.375%	6/1/28	6,000,000	6,795,300
West Virginia State Hospital Finance Authority, Hospital Revenue, United Health Systems	5.250%	6/1/29	5,785,000	6,549,256
Total West Virginia				20,814,763
Wisconsin — 1.4%
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/31	2,510,000	2,904,773
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/32	2,000,000	2,303,820
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/33	2,000,000	2,293,120
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/34	2,000,000	2,286,040
Milwaukee County, WI, Airport Revenue	4.000%	12/1/21	1,700,000	1,848,971	(e)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/22	1,345,000	1,523,051	(e)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/23	1,000,000	1,131,420	(e)
Sheboygan, WI, PCR, Wisconsin Power Convention, FGIC	5.000%	9/1/15	2,610,000	2,659,355
Wisconsin State General Fund Annual Appropriation Revenue	5.375%	5/1/25	10,000,000	11,665,200
Wisconsin State HEFA Revenue, Children’s Hospital	5.500%	8/15/29	5,950,000	6,910,985
Total Wisconsin				35,526,735

See Notes to Financial Statements.

26	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wyoming — 0.6%
Sweetwater County, WY, PCR, Idaho Power Co. Project	5.250%	7/15/26	$14,000,000	$16,084,180
Total Municipal Bonds (Cost — $2,241,149,018)				2,444,674,113

			Shares
Statutory Trust Certificates — 0.0%
CMS Liquidating Trust (Cost — $989,420)			200	593,986	(f)(k)
Total Investments before Short-Term Investments (Cost — $2,242,138,438)				2,445,268,099

			Face Amount
Short-Term Investments — 4.2%
California — 0.0%
Alameda County, CA, IDA Revenue, JMS Family Partnership, LOC-Wells Fargo Bank N.A.	0.040%	10/1/25	$100,000	100,000	(e)(l)(m)
California Statewide CDA Revenue, Young Men’s Christian Association of The East Bay Project, LOC-Wells Fargo Bank N.A.	0.010%	6/1/27	640,000	640,000	(l)(m)
Eastern, CA, Municipal Water District, Water & Wastewater Revenue, SPA-Wells Fargo Bank N.A.	0.010%	7/1/30	100,000	100,000	(l)(m)
Total California				840,000
Florida — 0.1%
Florida Housing Finance Corp., Multi-Family Mortgage Revenue, Cutler Riverside Preservation Apartments, LIQ-FHLMC	0.040%	6/1/48	100,000	100,000	(e)(l)(m)
North Broward, FL, Hospital District Revenue, NATL, LOC-Wells Fargo Bank N.A.	0.020%	1/15/27	2,250,000	2,250,000	(l)(m)
Total Florida				2,350,000
Illinois — 0.1%
Illinois State Toll Highway Authority, Toll Highway Revenue, AGM, SPA-JPMorgan Chase	0.040%	1/1/31	1,400,000	1,400,000	(l)(m)
Minnesota — 0.0%
Rochester, MN, Health Care Facilities Revenue, Mayo Foundation, SPA-Bank of America N.A.	0.010%	8/15/32	100,000	100,000	(l)(m)
Missouri — 0.0%
Missouri State HEFA Revenue, BJC Health System	0.010%	5/15/38	200,000	200,000	(l)(m)
Missouri State HEFA, Educational Facilities Revenue, St. Louis University, LOC-Bank of America N.A.	0.010%	10/1/35	395,000	395,000	(l)(m)
Total Missouri				595,000
New Hampshire — 0.2%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.130%	11/1/20	4,500,000	4,500,000	(e)(l)(m)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	27

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 0.0%
New Jersey State Health Care Facilities Financing Authority Revenue, LOC-Wells Fargo Bank N.A.	0.010%	7/1/36	$100,000	$100,000	(l)(m)
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.160%	11/1/33	100,000	100,000	(l)(m)
Total New Jersey				200,000
New York — 2.8%
New York City, NY, GO:
AGM, SPA-Dexia Credit Local	0.130%	11/1/26	8,050,000	8,050,000	(l)(m)
LIQ-Dexia Credit Local	0.110%	4/1/35	10,100,000	10,100,000	(l)(m)
SPA-Dexia Credit Local	0.120%	8/1/28	9,325,000	9,325,000	(l)(m)
Subordinated, LOC-Dexia Credit Local	0.120%	3/1/34	200,000	200,000	(l)(m)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.110%	6/15/32	7,100,000	7,100,000	(l)(m)
SPA-Dexia Credit Local	0.120%	6/15/32	12,400,000	12,400,000	(l)(m)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.120%	8/1/22	8,600,000	8,600,000	(l)(m)
Future Tax Secured, SPA-Dexia Credit Local	0.120%	8/1/23	6,675,000	6,675,000	(l)(m)
New York City Recovery Project, Subordinated, LIQ-Dexia Credit Local	0.120%	11/1/22	7,120,000	7,120,000	(l)(m)
New York State Housing Finance Agency Revenue:
Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.010%	5/1/45	1,100,000	1,100,000	(l)(m)
Worth Street	0.030%	5/15/33	1,000,000	1,000,000	(e)(l)(m)
Total New York				71,670,000
North Carolina — 0.1%
Charlotte, NC, Water & Sewer System Revenue, SPA-Wells Fargo Bank N.A.	0.010%	7/1/27	250,000	250,000	(l)(m)
North Carolina Capital Facilities Finance Agency Revenue, Triangle Aquatic Center Project, LOC-Wells Fargo Bank N.A.	0.020%	8/1/28	990,000	990,000	(l)(m)
Orange, NC, Water & Sewer Authority, System Revenue, SPA-Wells Fargo Bank N.A.	0.020%	7/1/29	700,000	700,000	(l)(m)
Total North Carolina				1,940,000
Ohio — 0.3%
Montgomery County, OH, Revenue:
Catholic Health Initiatives	0.100%	3/1/27	3,900,000	3,900,000	(l)(m)
Catholic Health Initiatives	0.100%	10/1/41	3,800,000	3,800,000	(l)(m)
Total Ohio				7,700,000
Pennsylvania — 0.2%
Mercer County, PA, GO	0.080%	10/1/31	4,960,000	4,960,000	(l)(m)

See Notes to Financial Statements.

28	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
South Carolina — 0.0%
North Charleston, SC, Tax Indicator Revenue, Noisette Community Redevelopment Project, SPA-Bank of America N.A.	0.020%	12/1/18	$1,030,000	$1,030,000	(l)(m)
Vermont — 0.4%
Vermont State Housing Finance Agency Revenue	0.030%	5/1/33	900,000	900,000	(e)(l)(m)
Vermont State Housing Finance Agency Revenue:
AGM	0.030%	5/1/37	5,500,000	5,500,000	(e)(l)(m)
Multiple Purpose, SPA-Bank of New York Mellon	0.030%	11/1/37	4,900,000	4,900,000	(e)(l)(m)
Total Vermont				11,300,000
Washington — 0.0%
Vancouver, WA, Housing Authority Revenue, LIQ-FHLMC	0.010%	12/1/38	700,000	700,000	(l)(m)
Washington State Health Care Facilities Authority Revenue, Multicare Health System, LOC-Barclays Bank PLC	0.010%	8/15/41	100,000	100,000	(l)(m)
Total Washington				800,000
Total Short-Term Investments (Cost — $109,385,000)				109,385,000
Total Investments — 99.2% (Cost — $2,351,523,438#)				2,554,653,099
Other Assets in Excess of Liabilities — 0.8%				20,649,613
Total Net Assets — 100.0%				$2,575,302,712

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Maturity date shown represents the mandatory tender date.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	The maturity principal is currently in default as of March 31, 2015.

(h)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(i)	The coupon payment on these securities is currently in default as of March 31, 2015.

(j)	Security is purchased on a when-issued basis.

(k)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(l)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(m)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $2,349,448,870.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	29

Schedule of investments (cont’d)

March 31, 2015

Western Asset Intermediate-Term Municipals Fund

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
Q-SBLF	— Qualified School Board Loan Fund
SCAGO	— South Carolina Association of Governmental Organizations
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

30	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Western Asset Intermediate-Term Municipals Fund

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	3.4%
AA/Aa	33.1
A	41.8
BBB/Baa	10.9
BB/Ba	3.7
B/B	1.3
A-1/VMIG 1	4.3
NR***	1.5
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investmens and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	31

Statement of assets and liabilities

March 31, 2015

Assets:
Investments, at value (Cost — $2,351,523,438)	$2,554,653,099
Interest receivable	30,509,602
Receivable for Fund shares sold	4,464,262
Receivable for securities sold	3,797,865
Prepaid expenses	72,861
Other assets	458
Total Assets	2,593,498,147

Liabilities:
Payable for securities purchased	9,259,246
Payable for Fund shares repurchased	5,873,572
Investment management fee payable	1,077,547
Service and/or distribution fees payable	634,176
Distributions payable	365,332
Payable to broker — variation margin on open futures contracts	129,188
Trustees’ fees payable	8,476
Due to custodian	3,437
Accrued expenses	844,461
Total Liabilities	18,195,435
Total Net Assets	$2,575,302,712

Net Assets:
Par value (Note 7)	$3,885
Paid-in capital in excess of par value	2,500,727,460
Undistributed net investment income	1,024,679
Accumulated net realized loss on investments and futures contracts	(128,873,096)
Net unrealized appreciation on investments and futures contracts	202,419,784
Total Net Assets	$2,575,302,712

Shares Outstanding:
Class A	199,904,959
Class C	110,030,661
Class I	78,612,727

Net Asset Value:
Class A (and redemption price)	$6.63
Class C (and redemption price)	$6.64
Class I (and redemption price)	$6.62
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$6.78

See Notes to Financial Statements.

32	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Statement of operations

For the Year Ended March 31, 2015

Investment Income:
Interest	$95,149,958

Expenses:
Investment management fee (Note 2)	12,321,187
Service and/or distribution fees (Notes 2 and 5)	7,383,816
Transfer agent fees (Note 5)	1,640,576
Fund accounting fees	179,329
Registration fees	143,573
Legal fees	135,109
Audit and tax fees	58,459
Insurance	44,462
Shareholder reports	44,227
Trustees’ fees	37,094
Custody fees	11,549
Miscellaneous expenses	13,826
Total Expenses	22,013,207
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(99,949)
Net Expenses	21,913,258
Net Investment Income	73,236,700

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(8,959,933)
Futures contracts	(13,812,981)
Net Realized Loss	(22,772,914)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	72,574,854
Futures contracts	666,948
Change in Net Unrealized Appreciation (Depreciation)	73,241,802
Net Gain on Investments and Futures Contracts	50,468,888
Increase in Net Assets from Operations	$123,705,588

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	33

Statements of changes in net assets

For the Years Ended March 31,	2015	2014

Operations:
Net investment income	$73,236,700	$86,058,361
Net realized loss	(22,772,914)	(31,989,287)
Change in net unrealized appreciation (depreciation)	73,241,802	(121,787,536)
Increase (Decrease) in Net Assets from Operations	123,705,588	(67,718,462)

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	(72,912,181)	(84,806,818)
Decrease in Net Assets from Distributions to Shareholders	(72,912,181)	(84,806,818)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	710,499,302	726,942,618
Reinvestment of distributions	68,441,875	78,960,303
Cost of shares repurchased	(585,014,780)	(1,423,102,558)
Increase (Decrease) in Net Assets from Fund Share Transactions	193,926,397	(617,199,637)
Increase (Decrease) in Net Assets	244,719,804	(769,724,917)

Net Assets:
Beginning of year	2,330,582,908	3,100,307,825
End of year*	$2,575,302,712	$2,330,582,908
*Includesundistributed net investment income of:	$1,024,679	$1,237,930

See Notes to Financial Statements.

34	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$6.49	$6.80	$6.65	$6.14	$6.41

Income (loss) from operations:
Net investment income	0.21	0.22	0.21	0.24	0.25
Net realized and unrealized gain (loss)	0.13	(0.31)	0.15	0.51	(0.27)
Total income (loss) from operations	0.34	(0.09)	0.36	0.75	(0.02)

Less distributions from:
Net investment income	(0.20)	(0.22)	(0.21)	(0.24)	(0.25)
Total distributions	(0.20)	(0.22)	(0.21)	(0.24)	(0.25)

Net asset value, end of year	$6.63	$6.49	$6.80	$6.65	$6.14
Total return[2]	5.37%	(1.32)%	5.52%	12.36%	(0.31)%

Net assets, end of year (millions)	$1,324	$1,203	$1,521	$1,300	$1,208

Ratios to average net assets:
Gross expenses	0.75%	0.75%	0.73%	0.72%	0.72%
Net expenses[3]	0.75	0.75	0.73	0.72	0.72
Net investment income	3.11	3.38	3.16	3.71	4.00

Portfolio turnover rate	7%	9%	7%	15%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$6.50	$6.81	$6.66	$6.15	$6.42

Income (loss) from operations:
Net investment income	0.17	0.18	0.17	0.20	0.22
Net realized and unrealized gain (loss)	0.14	(0.31)	0.15	0.51	(0.27)
Total income (loss) from operations	0.31	(0.13)	0.32	0.71	(0.05)

Less distributions from:
Net investment income	(0.17)	(0.18)	(0.17)	(0.20)	(0.22)
Total distributions	(0.17)	(0.18)	(0.17)	(0.20)	(0.22)

Net asset value, end of year	$6.64	$6.50	$6.81	$6.66	$6.15
Total return[2]	4.77%	(1.88)%	4.90%	11.68%	(0.89)%

Net assets, end of year (millions)	$730	$727	$1,075	$917	$808

Ratios to average net assets:
Gross expenses	1.32%	1.33%	1.31%	1.32%	1.32%
Net expenses[3]	1.32	1.33	1.31	1.32	1.32
Net investment income	2.54	2.79	2.57	3.11	3.40

Portfolio turnover rate	7%	9%	7%	15%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

36	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$6.49	$6.80	$6.66	$6.14	$6.41

Income (loss) from operations:
Net investment income	0.22	0.23	0.23	0.25	0.26
Net realized and unrealized gain (loss)	0.12	(0.31)	0.14	0.52	(0.27)
Total income (loss) from operations	0.34	(0.08)	0.37	0.77	(0.01)

Less distributions from:
Net investment income	(0.21)	(0.23)	(0.23)	(0.25)	(0.26)
Total distributions	(0.21)	(0.23)	(0.23)	(0.25)	(0.26)

Net asset value, end of year	$6.62	$6.49	$6.80	$6.66	$6.14
Total return[2]	5.37%	(1.17)%	5.54%	12.71%	(0.16)%

Net assets, end of year (000s)	$520,803	$401,067	$503,867	$597,323	$314,561

Ratios to average net assets:
Gross expenses	0.62%	0.71%	0.58%	0.57%	0.56%
Net expenses[3,4]	0.60 [5]	0.60 [5]	0.55 [5]	0.57	0.56
Net investment income	3.26	3.53	3.34	3.82	4.17

Portfolio turnover rate	7%	9%	7%	15%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate-Term Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

38	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds	—	$2,444,674,113	—	$2,444,674,113
Statutory trust certificates	—	—	$593,986	593,986
Total long-term investments	—	$2,444,674,113	$593,986	$2,445,268,099
Short-term investments†	—	109,385,000	—	109,385,000
Total investments	—	$2,554,059,113	$593,986	$2,554,653,099

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$709,877	—	—	$709,877

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

40	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

(d) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$283,837	$(283,837)
(b)	$(537,770)	537,770	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

(b)	Reclassifications are due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended March 31, 2015, fees waived and/or expenses reimbursed amounted to $99,949.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This

42	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2015, LMIS and its affiliates retained sales charges of $64,381 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2015, CDSCs paid to LMIS and its affiliates were:

Class A
CDSCs	$19,921

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of March 31, 2015, the Fund had accrued $1,082 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$280,907,051
Sales	162,661,404

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$216,588,805
Gross unrealized depreciation	(11,384,576)
Net unrealized appreciation	$205,204,229

At March 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	318	6/15	$51,402,373	$52,112,250	$(709,877)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2015.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$709,877

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(13,812,981)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$666,948

During the year ended March 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$107,517,743

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at March 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$129,188	$(129,188)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

44	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays distribution and/or service fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,914,837	$884,847
Class C	5,468,979	322,216
Class I	—	433,513
Total	$7,383,816	$1,640,576

For the year ended March 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class I	$99,949
Total	$99,949

6. Distributions to shareholders by class

	Year Ended March 31, 2015	Year Ended March 31, 2014
Net Investment Income:
Class A	$39,577,845	$45,215,097
Class C	18,448,752	23,955,810
Class I	14,885,584	15,635,911
Total	$72,912,181	$84,806,818

7. Shares of beneficial interest

At March 31, 2015, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	54,694,906	$360,459,200	53,156,563	$348,519,551
Shares issued on reinvestment	5,683,956	37,568,145	6,571,618	42,703,256
Shares repurchased	(45,924,132)	(303,109,623)	(98,002,485)	(634,414,722)
Net increase (decrease)	14,454,730	$94,917,722	(38,274,304)	$(243,191,915)

Class C
Shares sold	22,025,220	$145,736,151	24,639,029	$163,997,227
Shares issued on reinvestment	2,664,303	17,632,925	3,503,606	22,818,624
Shares repurchased	(26,504,509)	(175,182,403)	(74,182,498)	(484,078,584)
Net decrease	(1,814,986)	$(11,813,327)	(46,039,863)	$(297,262,733)

Class I
Shares sold	30,930,596	$204,303,951	32,709,866	$214,425,840
Shares issued on reinvestment	2,003,000	13,240,805	2,068,179	13,438,423
Shares repurchased	(16,154,144)	(106,722,754)	(47,049,916)	(304,609,252)
Net increase (decrease)	16,779,452	$110,822,002	(12,271,871)	$(76,744,989)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2015	2014
Distributions paid from:
Tax-exempt income	$72,706,498	$84,806,818
Ordinary income	205,683	—
Total taxable distributions	$205,683	—
Total distributions paid	$72,912,181	$84,806,818

As of March 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,102,734
Deferred capital losses*	(63,845,039)
Capital loss carryforward**	(67,812,502)
Other book/tax temporary differences(a)	631,822
Unrealized appreciation (depreciation)(b)	204,494,352
Total accumulated earnings (losses) — net	$74,571,367

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

46	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

**	As of March 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2018	$(20,981,898)
3/31/2019	(46,830,604)
$(67,812,502)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book & tax accretion methods for market discount on fixed income securities.

Western Asset Intermediate-Term Municipals Fund 2015 Annual Report	47

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Intermediate-Term Municipals Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Intermediate-Term Municipals Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 19, 2015

48	Western Asset Intermediate-Term Municipals Fund 2015 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Intermediate-Term Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the

Western Asset Intermediate-Term Municipals Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

50	Western Asset Intermediate-Term Municipals Fund

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2014 was below the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2014 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for certain share classes of the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the Subadviser’s fee and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management

Western Asset Intermediate-Term Municipals Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

52	Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Intermediate-Term Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Western Asset Intermediate-Term Municipals Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

54	Western Asset Intermediate-Term Municipals Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Western Asset Intermediate-Term Municipals Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

56	Western Asset Intermediate-Term Municipals Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Intermediate-Term Municipals Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

58	Western Asset Intermediate-Term Municipals Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Intermediate-Term Municipals Fund	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2015:

Record date:	Daily	Daily	Daily
Payable date:	April 2014 through September 2014	October 31, 2014	November 2014 through March 2015
Tax-exempt interest	100.00%	96.79%	100.00%
Ordinary income	—	3.21% *	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

60	Western Asset Intermediate-Term Municipals Fund

Western Asset

Intermediate-Term Municipals Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Intermediate-Term Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Intermediate-Term Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate-Term Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2305 5/15 SR15-2468

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2014 and March 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $157,344 in 2014 and $163,351 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $28,200 in 2014 and $15,260 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2015